                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       MARCH 1, 2001

                       Dispatch Management Services Corp.
--------------------------------------------------------------------------------
                (Exact name of registrant specified in Charter)

        Delaware                 0-23349                    13-3967426
--------------------------------------------------------------------------------
    (State or other           (Commission                  (IRS Employee
    jurisdiction of           File Number)               Identification No.)
    incorporation)

                      -----------------------------

1981 Marcus Avenue, Suite C131, Lake Success, New York        11042
--------------------------------------------------------------------------------
        (Address of principal executive offices)             Zip Code


REGISTRANT'S TELEPHONE, INCLUDING AREA CODE:     (516) 326-9810
                                                -----------------


         (Former name and former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On March 1, 2001, Dispatch Management Services Corp. and Dispatch Management Services of New York Corp. ("Sellers"), completed the sale of its New York City Business ("Business"), located at 65 West 36th Street, New York, New York to EarlyBird Delivery Systems, LLC. The disposition was made pursuant to the Asset Purchase Agreement dated as of March 1, 2001 for $2,874,000 less $274,000 for a promissory note which will be cancelled and $175,000 for a settlement agreement which will be forgiven.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Statements.

The unaudited consolidated pro forma statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 and an unaudited consolidated pro forma balance sheet at September 30, 2000, along with a description of all pro forma adjustments, are attached as pages 2 through 6.

(c) Exhibit

    The following exhibit is filed with this report:
    (2) Asset Purchase Agreement dated as of March 1, 2001

                UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL DATA

The unaudited consolidated pro forma statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 give the effect to the disposition of the Business as if it had occurred on January 1, 1999. The unaudited consolidated pro forma balance sheet at September 30, 2000 gives effect to the disposition of the Business as if it had occurred on September 30, 2000.

The following unaudited financial pro forma information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of the future operating results or financial position.

                       DISPATCH MANAGEMENT SERVICES CORP.


                 UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                               SEPTEMBER 30, 2000

                                                                                 Less:
                                                           Historical         New York City          Pro Forma
                                                            DMS Corp.          Business (1)          Adjustments         Pro Forma
                                                          -------------       --------------        -------------       ------------
ASSETS

Current assets:
  Cash and cash equivalents                                      $ 878                $ 108              $ 1,385  (2)      $ 2,155
  Accounts receivable                                           22,466                2,217                    -            20,249
  Prepaid and other current assets                               2,756                   47                    -             2,709
  Income tax receivable                                             78                    -                    -                78
                                                          -------------       --------------        -------------       ------------
      Total current assets                                      26,178                2,372                1,385            25,191

Property and equipment, net                                      9,129                  800                                  8,329
Deferred financing costs, net                                      230                    -                                    230
Intangilble assets, primarily goodwill, net                    147,547               26,581                                120,966
Other assets                                                       812                   17                                    795
                                                          -------------       --------------        -------------       ------------
      Total assets                                           $ 183,896             $ 29,770              $ 1,385         $ 155,511
                                                          =============       ==============        =============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdrafts                                              $ 2,880                $ 161                  $ -           $ 2,719
  Current portion of long-term debt                             73,350                    -              (1,040)   (2)      72,310
  Accounts payable                                               5,864                  540                    -             5,324
  Accrued liabilities                                            9,068                  477                    -             8,591
  Accrued payroll and related expenses                           3,986                  687                    -             3,299
Income tax payable                                                 614                    -                    -               614
Acquisition-related notes payable, current portion               3,724                  382                    -             3,342
                                                          -------------       --------------        -------------       ------------
      Total current liabilities                                 99,486                2,247              (1,040)            96,199


Acquisition-related notes payable                                1,521                  120                    -             1,401
Intercompany payable                                                 -               30,338               26,425            (3,913)
Other long-term liabilities                                      4,719                   13                    -             4,706
                                                          -------------       --------------        -------------       ------------
      Total liabilities                                        105,726               32,718               25,385            98,393


Stockholders' equity:
  Common stock                                                     127                    -                    -               127
Additional paid-in capital                                     119,834                    -                    -           119,834
Accumulated deficit                                            (40,099)              (2,948)             (24,000) (3)      (61,151)
Accumulated other comprehensive loss                            (1,534)                   -                    -            (1,534)
Less common stock held in treasury                                (158)                   -                    -              (158)
                                                          -------------         ------------        -------------       ------------
      Total stockholders' equity                                78,170               (2,948)             (24,000)           57,118
                                                          -------------         ------------        -------------       ------------
      Total liabilities and stockholders' equity             $ 183,896             $ 29,770              $ 1,385         $ 155,511
                                                          =============         ============        =============       ============


    The accompanying notes are an integral part of these pro forma financial statements.

                       DISPATCH MANAGEMENT SERVICES CORP.


            UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                ( DOLLARS IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

                                                                                     LESS:
                                                            HISTORICAL           NEW YORK CITY        PRO FORMA
                                                             DMS CORP.            BUSINESS (4)       ADJUSTMENTS         PRO FORMA
                                                          -------------         ---------------     -------------       ------------
Net revenue..........................................      $ 137,512               $ 20,539                  $ -          $ 116,973
Cost of revenue..........................................     85,111                 12,105                    -             73,006
  Gross profit..........................................  -------------         ---------------     -------------       ------------
                                                              52,401                  8,434                    -             43,967

Selling, general and administrative expenses...               43,781                  9,010                    -             34,771
Depreciation and amortization........................          6,276                    908                    -              5,368
                                                          -------------         ---------------     -------------       ------------
 (Loss) income from operations..................               2,344                 (1,484)                   -              3,828


Interest expense..........................................     6,242                    775                  (74)  (5)        5,393
                                                          -------------         ---------------     -------------       ------------
  Loss before income tax provision................            (3,898)                (2,259)                  74             (1,565)
Income tax provision..................................           474                      -                    -                474
                                                          -------------         ---------------     -------------       ------------

  Net loss.............................................     $ (4,372)              $ (2,259)                $ 74           $ (2,039)
                                                          =============         ===============     =============       ============
Loss per common share - basic and diluted:

 Net loss........................................            $ (0.35)                                                       $ (0.16)
                                                          =============                                                 ============

Weighted average shares outstanding................       12,608,040                                                     12,608,040
                                                          =============                                                 ============

    The accompanying notes are an integral part of these pro forma financial statements.

                       DISPATCH MANAGEMENT SERVICES CORP.


            UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                ( DOLLARS IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                                    Less:
                                                           Historical            New York City        Pro Forma
                                                            DMS Corp.             Business (4)       Adjustments         Pro Forma
                                                          ------------          ---------------     -------------       ------------

Net revenue...............................                 $ 219,863               $ 35,584                  $ -          $ 184,279
Cost of revenue..........................                    134,360                 19,799                    -            114,561
                                                          ------------          ---------------     -------------       -----------
  Gross profit...........................                     85,503               $ 15,785                    -             69,718


Selling, general and administrative expenses...               66,992                 13,935                    -             53,057
Depreciation and amortization............                     21,469                  1,257                    -             20,212
Other charges,.............................                    1,663                      -                    -              1,663
                                                          ------------          ---------------     -------------       -----------
  (Loss) income from operations............                   (4,621)                   593                    -             (5,214)


Interest expense...........................                    8,895                  1,171                  (99) (5)         7,625
Other expense (income)...............                              -                     22                    -                (22)
                                                          -------------         ----------------    -------------       -----------
  Loss before income tax provision............               (13,516)                  (600)                  99            (12,817)
Income tax provision..................                           688                      -                    -                688
                                                          -------------         ----------------    -------------       -----------

  Net loss.......................                          $ (14,204)                $ (600)                $ 99          $ (13,505)
        `                                                 =============         ================    =============       ============

Loss per common share - basic and diluted:

 Net loss..........................                          $ (1.18)                                                       $ (1.12)
                                                          =============                                                 ============

Weighted average shares outstanding........               12,052,023                                                     12,052,023
                                                          =============                                                 ============


    The accompanying notes are an integral part of these pro forma financial statements.

            Notes to Unaudited Consolidated Pro Forma Financial Data


Pro Forma Adjustments

The following notes describe the adjustments found on the accompanying financial statements:

Balance Sheet

(1) The amounts included in the New York City Business ("Business") column reflect the historical assets and liabilities of the Business involved in the disposition.

(2) The pro forma adjustments reflect the $1,385,000 increase in cash and cash equivalents and the $1,040,000 reduction in long-term debt on the disposition of the Business.

Purchase price                            $2,874,000
Less:   promissory note cancelled            274,000
        settlement forgiven                  175,000
                                        ------------
Cash received                              2,425,000
Repayment of debt                          1,040,000
                                        ------------
Increase in cash                          $1,385,000

(3) The pro forma adjustments reflect the loss of $24,000,000 on the sale of the Business.

Statements of Operations

(4) The amounts included in the New York City Business column reflect the historical activity of the Business involved in the disposition.

(5) The pro forma adjustments represent the estimated reduction in interest expense as a result of long-term debt being reduced by $1,040,000. Interest expense was calculated using the weighted average interest rate (approximately 9.5%) on the long-term debt expected to be repaid.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DISPATCH MANAGEMENT SERVICES CORP.



                                              By: /s/
                                                 ---------------------
                                              Name:  Douglas Roth
                                              Title:  Chief Financial Officer

Dated:  March 15, 2001